UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            ALTO HOLDINGS GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                       NOTICE OF ACTION TAKEN PURSUANT TO
                         WRITTEN CONSENT OF STOCKHOLDERS

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of ALTO Holdings Group, Inc.:

     This Notice and the accompanying Information Statement are being furnished to the stockholders of ALTO Holdings Group, Inc., a Nevada corporation (the "Company"), in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated August 14, 2009, the amendment of the Company's Amended and Restated Certificate of Incorporation to effect a forward split of the Company's common stock, par value $0.001 per share (the "Common Stock") on an eight for one (8:1) basis, so that every one (1) share of Common Stock before the stock split shall represent eight (8) shares of Common Stock after the stock split. The action authorized by the shareholders pursuant to the written consent will be taken at a future date as determined by the Board of Directors by the filing of the Amendment with the Secretary of State of the State of Nevada, but in no event earlier than the 21st day after this Information Statement is mailed or furnished to all shareholders.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

     Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

                                   By order of our Board of Directors,


                                   /s/ Natalie Bannister
                                   -----------------------------------
                                   Natalie Bannister
                                   Chief Executive Officer

Dated: August 20, 2009

                              INFORMATION STATEMENT
                                       OF
                            ALTO GROUP HOLDINGS, INC.

                           110 Wall Street, 11th Floor
                            New York, New York 10005

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                       TO YOU BY THE BOARD OF DIRECTORS OF
                            ALTO GROUP HOLDINGS, INC.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

     This Information Statement is being mailed or furnished to the stockholders of ALTO Holdings Group, Inc., a Nevada corporation (the "Company"), in connection with the authorization of the corporate action described below by the Company's Board of Directors by unanimous written consent on August 14, 2009, and the approval of such corporate action by shareholders' written consent, dated August 15, 2009, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company's common stock, par value $0.001 per share (the "Common Stock") outstanding on such date. Stockholders holding in the aggregate 6,000,000 shares of Common Stock representing 60% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it is implemented.

     This Information Statement is first being mailed or furnished to the stockholders of the Company on or about September 5, 2009, and the transaction described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada, but on a date no earlier than the 21st day after this Information Statement is so mailed or furnished.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

     By unanimous written consent of the Board of Directors of the Company on August 14, 2009, the Board of Directors adopted resolutions approving a forward split of the Company's Common Stock on the basis of eight shares for every one outstanding old share new or post split, (the "Split"). The Board adopted resolutions authorizing the submission of this proposal to the shareholders for vote, and recommended a "vote" for this proposal to the shareholders. The Board Consent is attached hereto as Appendix A . The action taken by the Board of Directors with respect to the Forward Split and amending the Company's Amended and Restated Articles of Incorporation to effect the Split (the "Amendment") was subsequently adopted by the written consent of the Company's stockholders entitled to vote a majority of the shares of Common Stock then outstanding on August 15, 2009 (the "Stockholder Consent"). The Stockholder Consent is attached hereto as Appendix B .

     The reasons for, and general effect of, the Forward Split are described in "APPROVAL OF A RESOLUTION TO EFFECT A SPLIT OF THE COMPANY'S COMMON STOCK AND AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE SPLIT."

     The Board of Directors retains authority at anytime prior to the effectiveness of the filing of the Amendment to the Corporation's Articles of Incorporation to effectuate said stock split, to abandon the contemplated Amendment to its Articles and stock split, in its sole discretion, and without further action or consent of the shareholders.

     The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

                                     GENERAL

     This Information Statement is first being mailed or furnished to stockholders on or about September 5, 2009. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock. This Information Statement is being furnished by the Corporation and is available through the EDGAR FILING SYSTEM available to the general public at www.sec.gov.

                           VOTE OBTAINED -- NEVADA LAW

     In order to effectuate the Stock Split, the Nevada Revised Statutes require that such action be approved by the Company's Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the outstanding shares entitled to vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our Common Stock. As of August 15, 2009, there were 9,960,000 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

     Stockholders holding in the aggregate 6,000,000 shares of Common Stock, or 60% of the Common Stock outstanding on such date, approved the 8 for 1 forward Split and the filing of the Amendment.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our Common Stock as of August 15, 2009 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise stated, the address of all persons in the table is c/o ALTO Group Holdings, Inc., 110 Wall Street, 11th Floor, New York, NY 10005.

     As of August 15, 2009, an aggregate of 9,960,000 shares of our Common Stock, par value $.001 per share, were outstanding.

Name & Address of Beneficial                        Amount & Nature of           Percent
  Owner and Office, if any                         Beneficial Ownership         of Class (1)
  ------------------------                         --------------------         ------------
Tareq Hinaway                                           6,000,000                   60.1%
Natalie Bannister, Sole Director & CEO                          0                      0%

All directors and officers as a group (1 person)                                       0%

                        NOTICE TO STOCKHOLDERS OF ACTION
                       APPROVED BY CONSENTING STOCKHOLDERS

     The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

  APPROVAL OF A RESOLUTION TO EFFECT A SPLIT OF THE COMPANY'S COMMON STOCK
      AND AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                              TO EFFECT THE SPLIT

PURPOSE OF THE SPLIT

     The Company's Board of Directors has determined that it is in our best interest to effect a split of our Common Stock of eight shares for every one share outstanding so that every one outstanding share of Common Stock before the stock split shall represent eight share of Common Stock after the stock split with (the "Split"). The Board of Directors believes that our Common Stock is overvalued and that the Split will allow the Company's Common Stock to trade in a more realistic and active price range. Consequently, the Board of Directors has recommended that we effect the Split.

PRINCIPAL EFFECTS OF THE SPLIT

     On the effective date of the Split, each share of our Common Stock issued and outstanding immediately prior to the Split effective date (the "Old Shares") will automatically and without any action on the part of the stockholders be converted into eight shares of our Common Stock (the "New Shares"). In the following discussion, we provide examples of the effects of a eight-for-one stock split.

     CORPORATE MATTERS. The Split would have the following effects based upon the number of shares of Common Stock outstanding as of August 15, 2009:

     * in an eight-for-one stock split, every one of our Old Shares owned by a stockholder would be exchanged for eight New Shares; and

     * the number of shares of our Common Stock issued and outstanding will be increased from 9,960,000 shares to 79,680,000 shares.

     The Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company. Common Stock issued pursuant to the Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     FRACTIONAL SHARES. No scrip or fractional share certificates will be issued in connection with the Reverse Split.

     OPTIONS AND WARRANTS. There are no options or warrants issued or outstanding.

     AUTHORIZED SHARES. The Company is presently authorized under its Articles of Incorporation to issue 100,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock. Upon effectiveness of the Split, the number of authorized shares of Common Stock would remain the same, although the number of shares of Common Stock issued and outstanding will increase. The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock may be diluted. Also, if the issued shares are preferred class, they may have rights, preferences or privileges senior to those of our Common Stock.

     ACCOUNTING MATTERS. The Split will not affect the par value of our Common Stock. As a result, on the effective date of the Split, the stated capital on our balance sheet attributable to our Common Stock will be increased in proportion to the Split ratio (that is, in an eight-for-one stock split, the stated capital attributable to our Common Stock will be increased to eight times of its existing amount) and the Additional Paid-In Capital Account shall be debited (reduced) with the amount by which the Stated Capital Account is credited (increased). The per share net income or loss and net book value of our Common Stock will also be decreased because there will be more shares of our Common Stock outstanding.

PROCEDURE FOR EFFECTING A STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     The Split will be accomplished by amending the Company's Articles of Incorporation to include the paragraph immediately below substantially in the following form:

     "The Company is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. The total number of shares that the Company is authorized to issue is 200,000,000 shares. The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares $.00001 par value, and the number of shares of Preferred Stock that the Company is authorized to issue is 100,000,000 shares $0.00001 par value. The Board of Directors of the Company is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Nevada. Effective upon filing of this Certificate of Amendment of Articles of Incorporation, each one (1) outstanding share of Common Stock shall be split into eight
     (8) share of Common Stock."

     A copy of the form of Certificate of Amendment of the Articles of Incorporation of the Company is attached hereto as APPENDIX C .

     The Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Nevada (which we refer to as the "Effective Time"), but in no event earlier than the 20 th calendar day following the mailing of this Information Statement. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

     As soon as practicable after the Effective Time, stockholders will be notified that the Split has been effected. The Company expects that its transfer agent, Empire Stock Transfer will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. Empire Stock Transfer does not charge a fee for each certificate issued representing New Shares.

            STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)
       AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following discussion is a general summary of the material U.S. federal income tax consequences of the Split to a current stockholder of the Company that is a "United States person," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (sometimes referred to herein as a "U.S. stockholder"), and who holds stock of the Company as a "capital asset," as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Split. Tax considerations applicable to a particular stockholder will depend on that stockholder's individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock of the Company through such entities.

     The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the "IRS") and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

     No gain or loss should be recognized by a U.S. stockholder upon such stockholder's deemed exchange of Old Shares for New Shares pursuant to the Split. The aggregate tax basis of the New Shares received in the Split should be the same as such stockholder's aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

     BECAUSE OF THE COMPLEXITY OF THE TAX LAWS AND BECAUSE THE TAX CONSEQUENCES TO THE COMPANY OR TO ANY PARTICULAR STOCKHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH THE SPLIT, INCLUDING TAX REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, U.S. FEDERAL, STATE AND LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

DISSENTERS' RIGHTS OF APPRAISAL

     We are a Nevada corporation and are governed by the Nevada Revised Statutes ("NRS"). Holders of the Company's Common Stock do not have appraisal or dissenter's rights under the NRS in connection with the Split or the filing of the Amendment as approved by Board of Directors and the stockholders of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Split that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

     The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( HTTP://WWW.SEC.GOV ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

                                   By order of our Board of Directors,


                                   /s/ Natalie Bannister
                                   -----------------------------------
                                   Natalie Bannister
                                   Chief Executive Officer

August 20, 2009

                                   APPENDIX A

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                            ALTO GROUP HOLDINGS, INC.

     The undersigned, being all of the members of the Board of Directors (the " Board ") of ALTO Group Holdings, Inc., a Nevada corporation (the " Corporation ") , do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to the Nevada Revised
Statutes:

     WHEREAS , the Board of Directors of the Corporation believes that the Common Stock is overvalued and that a stock split of the Common Stock will allow the Common Stock to trade in a more realistic and active price range; and

     WHEREAS , the Corporation desires, at a time to be determined by the Board of Directors, to effect a stock split 8 for 1, whereby every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into eight (8) shares of authorized, issued and outstanding Common Stock of the Corporation (the " Stock Split ").

     WHEREAS , the Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

     WHEREAS , the Corporation must file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the " Amendment ") to effect the Reverse Stock Split;

     NOW, THEREFORE, BE IT

     RESOLVED , that the Board of Directors hereby authorizes and approves the Stock Split and the Amendment, substantially in the form attached hereto as Exhibit A ; and be it further

     RESOLVED, that upon consultation with management of the Corporation, the Board of Directors will determine the date of the Stock Split; and be it further RESOLVED, that the Board of Directors hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation's outstanding common stock (the " Stockholders ") of the Stock Split and the Amendment; and be it further

     RESOLVED, that the Board of Directors recommends to the shareholders that they vote "for" this proposed amendment to the Corporation's Articles of Incorporation and eight to one forward stock split; and be it further

     RESOLVED, that the filing of the Amendment is contingent upon approval by the Stockholders; and be it further

     RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board of Directors may in its sole discretion abandon the Amendment without further action or consent by the Corporation's stockholders; and be it further

     RESOLVED, that the Corporation, upon approval of the Stockholders, shall prepare and file with the SEC an Information Statement on Schedule 14C with respect to the approval of the Split and the Amendment by written consent in lieu of a stockholder meeting; and be it further

     RESOLVED, that the close of business on August 15, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

     RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

     This unanimous written consent of the Board of Directors of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of the 14th day of August 2009.


/s/ Natalie Bannister
-----------------------------
Natalie Bannister

                                   APPENDIX B

                                 WRITTEN CONSENT
                                     OF THE
                 HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES
                               OF COMMON STOCK OF
                            ALTO GROUP HOLDINGS, INC.

     The undersigned, being holders of a majority of the issued and outstanding shares (the " Holders ") of common stock, par value $.00001 per share (the " Common Stock ") of ALTO Group Holdings, Inc., a Nevada Corporation (the " Corporation "), pursuant to the Nevada Revised Statutes, consents to the adoption of the following resolutions taking or authorizing the actions specified therein:

     WHEREAS , the Board of Directors of the Corporation believes that the Common Stock is overvalued and that a stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range; and

     WHEREAS, the Board of Directors of the Corporation, at a time to be determined by the Board of Directors, desires to effect a stock split of 8 for 1, whereby for every one (1) share of the authorized, issued and outstanding Common Stock of the Corporation shall be split into eight (8) shares of authorized, issued and outstanding Common Stock of the Corporation (the "Stock Split ").

     WHEREAS, the Stock Split will not change the percentage of shares of Common Stock held by stockholders of the Corporation;

     WHEREAS, the Corporation must file a Certificate of Amendment to its Articles of Incorporation (the " Amendment ") to effect the Stock Split;

     WHEREAS, the Board of Directors have authorized the Corporation to seek the written consent of the Holders to approve the Stock Split and the Amendment.

     NOW, THEREFORE, BE IT

     RESOLVED, that the Holders hereby approve the Stock Split; and be it further

     RESOLVED, that the Holders hereby approve the Amendment, substantially in the form attached hereto as Exhibit A , to effect the Stock Split, at such time as the Board of Directors determines in its discretion and without any further action by the Holders; and be it further

     RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of state of Delaware, notwithstanding authorization of the Amendment by the stockholders of the Corporation, the Board may in its sole discretion abandon the Amendment without further action or consent by the stockholders; and be it further

     RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

     This written consent of the Holders of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation's outstanding shares of common stock, have hereunto set their hands as of the 15th day of August 2009.

Name: TAREQ HINAWAY


By: /s/ Tareq Hinaway
   ------------------------------

No. of Shares: 6,000,000

                                   APPENDIX C

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                         A NEVADA FOR PROFIT CORPORATION
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

     ALTO Holdings Group, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Nevada (the"COMPANY"), does hereby certify:

     Article I. The Board of Directors of the Company (the " BOARD "), acting by Unanimous Written Consent in accordance with the NRS of the Laws of the State of Nevada, adopted a resolution authorizing the Company to effect an eight (8 ) for one (1) split of the Common Stock, par value $0.00001, whereby every one (1) issued and outstanding share of the Company's Common Stock, shall automatically and without any action on the part of the holder thereof be split into eight (8) fully paid and non-assessable shares of Common Stock of the Company (the " COMMON STOCK ") and to file this Certificate of Amendment:

     The first two full paragraphs of Section 1, Capital Stock, of the Articles of Incorporation of the Corporation are hereby deleted in their entirety and amended and restated as follows:

     "The Company is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. The total number of shares that the Company is authorized to issue is 200,000,000 shares. The number of shares of Common Stock that the Company is authorized to issue is 100,000,000 shares $0.00001 par value, and the number of shares of Preferred Stock that the Company is authorized to issue is 1,000,000 shares $0.00001 par value. The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

          a. The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;
          b. Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
          c. The amount payable upon shares in the event of voluntary or involuntary liquidation;
          d. Sinking fund or other provisions, if any, for the redemption or purchase of shares;
          e. The terms and conditions on which shares of any series are issued with the privilege of conversion;
          f. Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,
          g. Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

     Effective upon filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, each one outstanding share of Common Stock shall be split into Eight (8) shares of Common Stock."

     Article II. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:.

     Article III. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Nevada Revised Statutes..

     IN WITNESS WHEREOF, said ALTO Group Holdings, Inc, has caused this certificate to be signed by Natalie Bannister, its Chief Executive Officer, this ___ day of ___________ , 2009.

                                ALTO GROUP HOLDINGS, INC.


                                By: /s/ Natalie Bannister
                                   -------------------------------------------
                                Name:  Natalie Bannister
                                Title: Chief Executive Officer

                                      C-1